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Supplement to Statement of Additional Information dated March 1, 2021

May 19, 2021
Harbor Mid Cap Growth Fund
The Board of Trustees of Harbor Funds (the “Board”) has approved a change in Harbor Mid Cap Growth Fund’s (the “Fund”) name and principal investment strategy, together with certain related changes. Effective on or about September 1, 2021 (the “Effective Date”), the Fund will be renamed the Harbor Disruptive Innovation Fund and will no longer have a policy to invest, under normal market conditions, at least 80% of its net assets, plus borrowings for investment purposes, in securities of mid cap companies. As of the Effective Date, the Fund will seek to invest in what it believes to be disruptive and innovative companies of any market capitalization. The Fund’s benchmark index will change from Russell Midcap® Growth Index to the S&P 500 Index and the Russell 3000® Growth Index. There will be no change in the Fund’s investment objective.
In connection with the changes noted above, Wellington Management Company LLP will no longer serve as the Fund’s suabadviser as of the Effective Date. Instead, the Fund will employ a multi-manager approach to seek to achieve its investment objective, whereby Harbor Capital Advisors, Inc. (the “Adviser”), the Fund’s investment adviser, will manage the Fund’s assets based upon model portfolios provided by multiple non-discretionary subadvisers. The Board has appointed 4BIO Partners LLP (pending approval of its registration as an investment adviser with the Securities and Exchange Commission), NZS Capital, LLC, Sands Capital Management, LLC, Tekne Capital Management, LLC and Westfield Capital Management Company, L.P. to serve as subadvisers to the Fund as of the Effective Date.
The Adviser will, starting on the Effective Date, reposition the Fund’s portfolio in accordance with the new investment strategy for the Fund. In connection therewith, the Fund expects to experience portfolio turnover, which will result in higher than normal transaction costs to shareholders and may also result in the realization and/or distribution of higher capital gains than might generally be expected under normal circumstances.
In connection with the changes described above, the rate of advisory fees payable by the Fund to the Adviser will be reduced as of the Effective Date from 0.75% to 0.70% annually as a percentage of the Fund’s average net assets. In addition, as of the Effective Date, the Adviser has contractually agreed to limit the Fund’s operating expenses, excluding interest expense (if any), to 0.50%, 0.58%, 0.83%, and 0.94% for the Retirement Class, Institutional Class, Administrative Class, and Investor Class, respectively, through August 31, 2022.
An amended and restated Statement of Additional Information will be available for the Fund on the Effective Date.
Harbor Global Leaders Fund
Effective immediately the following information replaces the corresponding information on page 52 of the Statement of Additional Information.
Harbor Global Leaders Fund. The Fund is subadvised by Sands Capital Management, LLC (“Sands Capital”).  Sands Capital is an independent investment management firm, ultimately controlled by Frank M. Sands, Sands Capital’s CEO and CIO.  Frank M. Sands controls Sands Capital by virtue of his position as, among other things, trustee, manager, or officer, respectively, of various intermediate holding entities and trusts through which voting or management rights with respect to Sands Capital are held and/or exercised.
Investors Should Retain This Supplement For Future Reference
S0521.SAI